United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2018

Date of reporting period: September 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 90.52%
Consumer Discretionary - 13.44%
Automobiles - 5.52%
Tesla, Inc.A	1,204	$410,684

Internet & Direct Marketing Retail - 7.92%
Amazon.com, Inc.A	345	331,666
Ctrip.com International Ltd., ADRA	1,299	68,509
Netflix, Inc.A	1,040	188,604

		588,779

Total Consumer Discretionary		999,463

Financials - 3.05%
Consumer Finance - 2.21%
LendingClub Corp.A	26,973	164,265

Thrifts & Mortgage Finance - 0.84%
LendingTree, Inc.A	257	62,824

Total Financials		227,089

Health Care - 34.19%
Biotechnology - 21.31%
Bluebird Bio, Inc.A	1,548	212,618
Editas Medicine, Inc.A B	6,218	149,294
Foundation Medicine, Inc.A	2,416	97,123
Intellia Therapeutics, Inc.A	7,714	191,693
Invitae Corp.A	14,810	138,770
Ionis Pharmaceuticals, Inc.A	1,962	99,473
Juno Therapeutics, Inc.A	6,059	271,807
Kite Pharma, Inc.A	502	90,264
Organovo Holdings, Inc.A B	31,642	70,245
Seres Therapeutics, Inc.A	9,218	147,857
Syros Pharmaceuticals, Inc.A	2,856	42,040
Veracyte, Inc.A	8,497	74,519

		1,585,703

Health Care Equipment & Supplies - 1.27%
Cerus Corp.A B	34,542	94,300

Health Care Technology - 4.59%
athenahealth, Inc.A	2,252	280,059
Medidata Solutions, Inc.A	784	61,199

		341,258

Life Sciences Tools & Services - 6.31%
Compugen Ltd.A	23,261	88,392
Illumina, Inc.A	1,283	255,573
NanoString Technologies, Inc.A	7,749	125,224

		469,189

Pharmaceuticals - 0.71%
Bayer AG	390	53,147

Total Health Care		2,543,597

Industrials - 2.81%
Machinery - 2.81%
ExOne Co.A	5,657	64,263
FANUC Corp.	220	44,557

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 90.52% (continued)
Industrials - 2.81% (continued)
Machinery - 2.81% (continued)
Proto Labs, Inc.A	1,249	$100,295

		209,115

Total Industrials		209,115

Information Technology - 35.79%
Internet Software & Services - 15.36%
2U, Inc.A	1,747	97,902
Akamai Technologies, Inc.A	1,503	73,226
Alibaba Group Holding Ltd., Sponsored ADRA	335	57,858
Alphabet, Inc., Class CA	150	143,866
Baidu, Inc., ADRA	475	117,653
Facebook, Inc., Class AA	711	121,489
Hortonworks, Inc.A	5,964	101,090
Tencent Holdings Ltd., ADRB	1,523	66,882
Twilio, Inc., Class AA B	2,481	74,058
Twitter, Inc.A	17,100	288,477

		1,142,501

IT Services - 2.10%
PayPal Holdings, Inc.A	1,320	84,519
Square, Inc., Class AA	2,495	71,881

		156,400

Semiconductors & Semiconductor Equipment - 5.35%
NVIDIA Corp.	1,208	215,954
Teradyne, Inc.	2,072	77,265
Xilinx, Inc.	1,476	104,545

		397,764

Software - 6.74%
Intuit, Inc.	232	32,977
Materialise N.V., ADRA	2,927	42,617
Nintendo Co., Ltd.	171	63,157
Red Hat, Inc.A	662	73,389
salesforce.com, Inc.A	1,536	143,493
Splunk, Inc.A	2,192	145,615

		501,248

Technology Hardware, Storage & Peripherals - 6.24%
Apple, Inc.	647	99,716
BlackBerry Ltd.A	6,611	73,911
Stratasys Ltd.A	12,578	290,803

		464,430

Total Information Technology		2,662,343

Real Estate - 0.64%
Real Estate Management & Development - 0.64%
Redfin Corp.A B	1,890	47,420

Telecommunication Services - 0.60%
Wireless Telecommunication Services - 0.60%
SoftBank Group Corp.	555	44,805

Total Common Stocks (Cost $5,606,679)		6,733,832

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
UNIT TRUSTS - 5.97% (Cost $82,767)
Financials - 5.97%
Bitcoin Investment TrustA	632	$443,664

SHORT-TERM INVESTMENTS - 3.40% (Cost $253,183)
Investment Companies - 3.40%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%C D	253,183	253,183

SECURITIES LENDING COLLATERAL - 5.83% (Cost $433,878)
Investment Companies - 5.83%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97% C D	433,878	433,878

TOTAL INVESTMENTS - 105.72% (Cost $6,376,507)		7,864,557
LIABILITIES, NET OF OTHER ASSETS - (5.72%)		(425,301)

TOTAL NET ASSETS - 100.00%		$7,439,256

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion if this security is on loan at September 30, 2017.
C	7-day yield.
D	The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$6,733,832	$—	$—	$6,733,832
Unit Trusts	443,664	—	—	443,664
Short-Term Investments	253,183	—	—	253,183
Securities Lending Collateral	433,878	—	—	433,878

Total Investments in Securities - Assets	$7,864,557	$—	$—	$7,864,557

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Bitcoin Investment Trust		6.0
Tesla, Inc.		5.5
Amazon.com, Inc.		4.5
Stratasys Ltd.		3.9
Twitter, Inc.		3.9
athenahealth, Inc.		3.8
Juno Therapeutics, Inc.		3.7
Illumina, Inc.		3.4
NVIDIA Corp.		2.9
Bluebird Bio, Inc.		2.9
Total Fund Holdings	55

Sector Allocation (% Investments)
Information Technology		37.1
Health Care		35.4
Consumer Discretionary		13.9
Investment Companies		6.2
Financials		3.2
Industrials		2.9
Real Estate		0.7
Telecommunication Services		0.6

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.89%
Consumer Discretionary - 5.19%
Internet & Direct Marketing Retail - 1.55%
Netflix, Inc.A	185	$33,550

Leisure Products - 1.79%
Hasbro, Inc.	396	38,677

Specialty Retail - 1.85%
Home Depot, Inc.	244	39,909

Total Consumer Discretionary		112,136

Consumer Staples - 18.04%
Food & Staples Retailing - 6.42%
CVS Health Corp.	420	34,154
Sysco Corp.	710	38,304
Wal-Mart Stores, Inc.	475	37,117
Walgreens Boots Alliance, Inc.	375	28,958

		138,533

Food Products - 5.13%
Conagra Brands, Inc.	1,075	36,271
JM Smucker Co.	350	36,725
Tyson Foods, Inc., Class A	536	37,761

		110,757

Household Products - 5.06%
Church & Dwight Co., Inc.	760	36,822
Clorox Co.	274	36,144
Colgate-Palmolive Co.	498	36,279

		109,245

Tobacco - 1.43%
Altria Group, Inc.	489	31,012

Total Consumer Staples		389,547

Energy - 3.61%
Oil, Gas & Consumable Fuels - 3.61%
Exxon Mobil Corp.	500	40,990
Valero Energy Corp.	481	37,003

		77,993

Total Energy		77,993

Financials - 3.91%
Capital Markets - 3.91%
Moody’s Corp.	345	48,027
S&P Global, Inc.	232	36,264

		84,291

Total Financials		84,291

Health Care - 16.00%
Biotechnology - 5.38%
Amgen, Inc.	226	42,138
Biogen, Inc.A	120	37,574
Gilead Sciences, Inc.	451	36,540

		116,252

Health Care Providers & Services - 8.80%
AmerisourceBergen Corp.	425	35,169

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.89% (continued)
Health Care - 16.00% (continued)
Health Care Providers & Services - 8.80% (continued)
Centene Corp.A	442	$42,772
Cigna Corp.	241	45,053
Express Scripts Holding Co.A	484	30,647
McKesson Corp.	236	36,252

		189,893

Pharmaceuticals - 1.82%
Pfizer, Inc.	1,100	39,270

Total Health Care		345,415

Industrials - 12.40%
Aerospace & Defense - 4.27%
Boeing Co.	210	53,384
Lockheed Martin Corp.	125	38,786

		92,170

Air Freight & Logistics - 1.71%
Expeditors International of Washington, Inc.	615	36,814

Airlines - 3.47%
Alaska Air Group, Inc.	500	38,135
Southwest Airlines Co.	658	36,835

		74,970

Construction & Engineering - 1.45%
Jacobs Engineering Group, Inc.	537	31,291

Professional Services - 1.50%
Dun & Bradstreet Corp.	278	32,362

Total Industrials		267,607

Information Technology - 31.48%
Communications Equipment - 4.32%
Cisco Systems, Inc.	1,086	36,522
F5 Networks, Inc.A	229	27,608
Juniper Networks, Inc.	1,050	29,222

		93,352

Internet Software & Services - 4.66%
Alphabet, Inc., Class AA	31	30,185
Facebook, Inc., Class AA	200	34,174
VeriSign, Inc.A	340	36,173

		100,532

IT Services - 5.60%
Mastercard, Inc., Class A	317	44,760
Teradata Corp.A	1,239	41,866
Visa, Inc., Class A	325	34,203

		120,829

Semiconductors & Semiconductor Equipment - 5.66%
Applied Materials, Inc.	800	41,672
KLA-Tencor Corp.	382	40,492
Texas Instruments, Inc.	446	39,979

		122,143

Software - 1.86%
Intuit, Inc.	283	40,226

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.89% (continued)
Information Technology - 31.48% (continued)
Technology Hardware, Storage & Peripherals - 9.38%
Apple, Inc.	284	$43,770
HP, Inc.	2,184	43,593
NetApp, Inc.	914	39,997
Western Digital Corp.	471	40,694
Xerox Corp.	1,037	34,522

		202,576

Total Information Technology		679,658

Materials - 5.39%
Chemicals - 1.74%
LyondellBasell Industries N.V., Class A	378	37,441

Containers & Packaging - 2.11%
Avery Dennison Corp.	464	45,629

Metals & Mining - 1.54%
Newmont Mining Corp.	888	33,309

Total Materials		116,379

Telecommunication Services - 1.87%
Diversified Telecommunication Services - 1.87%
Verizon Communications, Inc.	817	40,433

Total Common Stocks (Cost $1,960,367)		2,113,459

SHORT-TERM INVESTMENTS - 1.39% (Cost $29,979)
Investment Companies - 1.39%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	29,979	29,979

TOTAL INVESTMENTS - 99.28% (Cost $1,990,346)		2,143,438
ASSETS, NET OF OTHER LIABILITIES - 0.72%		15,494

TOTAL NET ASSETS - 100.00%		$2,158,932

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

Alpha Quant Core Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,113,459	$—	$—	$2,113,459
Short-Term Investments	29,979	—	—	29,979

Total Investments in Securities - Assets	$2,143,438	$—	$—	$2,143,438

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Boeing Co.		2.5
Moody’s Corp.		2.2
Avery Dennison Corp.		2.1
Cigna Corp.		2.1
Mastercard, Inc.		2.1
Apple, Inc.		2.0
HP, Inc.		2.0
Centene Corp.		2.0
Amgen, Inc.		2.0
Teradata Corp.		1.9
Total Fund Holdings	56

Sector Allocation (% Equities)
Information Technology		32.2
Consumer Staples		18.4
Health Care		16.3
Industrials		12.7
Materials		5.5
Consumer Discretionary		5.3
Financials		4.0
Energy		3.7
Telecommunication Services		1.9

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 96.46%
Consumer Discretionary - 6.58%
Hotels, Restaurants & Leisure - 3.78%
McDonald’s Corp.	505	$79,123

Multiline Retail - 2.80%
Target Corp.	996	58,774

Total Consumer Discretionary		137,897

Consumer Staples - 12.21%
Beverages - 3.21%
Coca-Cola Co.	1,492	67,155

Household Products - 6.22%
Kimberly-Clark Corp.	541	63,665
Procter & Gamble Co.	733	66,688

		130,353

Tobacco - 2.78%
Altria Group, Inc.	919	58,283

Total Consumer Staples		255,791

Energy - 5.75%
Oil, Gas & Consumable Fuels - 5.75%
Chevron Corp.	543	63,803
Exxon Mobil Corp.	691	56,648

		120,451

Total Energy		120,451

Financials - 2.93%
Banks - 2.93%
Wells Fargo & Co.	1,112	61,327

Health Care - 14.05%
Health Care Equipment & Supplies - 4.13%
Abbott Laboratories	1,621	86,496

Pharmaceuticals - 9.92%
Eli Lilly & Co.	815	69,715
Johnson & Johnson	537	69,815
Pfizer, Inc.	1,915	68,366

		207,896

Total Health Care		294,392

Industrials - 14.52%
Aerospace & Defense - 4.78%
Boeing Co.	394	100,159

Electrical Equipment - 3.30%
Emerson Electric Co.	1,100	69,124

Industrial Conglomerates - 2.49%
General Electric Co.	2,158	52,180

Machinery - 3.95%
Caterpillar, Inc.	663	82,683

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 96.46% (continued)
Industrials - 14.52% (continued)
Total Industrials		$304,146

Information Technology - 8.62%
Communications Equipment - 3.25%
Cisco Systems, Inc.	2,022	68,000

IT Services - 2.58%
International Business Machines Corp.	373	54,115

Semiconductors & Semiconductor Equipment - 2.79%
QUALCOMM, Inc.	1,126	58,372

Total Information Technology		180,487

Materials - 10.23%
Chemicals - 10.23%
Air Products & Chemicals, Inc.	432	65,327
DowDuPont, Inc.	1,067	73,868
International Flavors & Fragrances, Inc.	525	75,028

		214,223

Total Materials		214,223

Real Estate - 6.08%
Equity Real Estate Investment Trusts (REITs) - 6.08%
Kimco Realty Corp.	3,486	68,152
Public Storage	277	59,275

		127,427

Total Real Estate		127,427

Telecommunication Services - 6.16%
Diversified Telecommunication Services - 6.16%
AT&T, Inc.	1,455	56,992
Verizon Communications, Inc.	1,457	72,107

		129,099

Total Telecommunication Services		129,099

Utilities - 9.33%
Electric Utilities - 2.94%
Southern Co.	1,252	61,523

Multi-Utilities - 6.39%
Consolidated Edison, Inc.	843	68,013
Public Service Enterprise Group, Inc.	1,424	65,860

		133,873

Total Utilities		195,396

Total Common Stocks (Cost $1,954,630)		2,020,636

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 2.74% (Cost $57,525)
Investment Companies - 2.74%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%A B	57,525	$57,525

TOTAL INVESTMENTS - 99.20% (Cost $2,012,155)		2,078,161
ASSETS, NET OF OTHER LIABILITIES - 0.80%		16,712

TOTAL NET ASSETS - 100.00%		$2,094,873

Percentages are stated as a percent of net assets.

A	7-day yield.
B	The Fund is affiliated by having the same investment advisor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

Alpha Quant Dividend Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,020,636	$—	$—	$2,020,636
Short-Term Investments	57,525	—	—	57,525

Total Investments in Securities - Assets	$2,078,161	$—	$—	$2,078,161

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Boeing Co.		4.8
Abbott Laboratories		4.1
Caterpillar, Inc.		3.9
McDonald’s Corp.		3.8
International Flavors & Fragrances, Inc.		3.6
DowDuPont, Inc.		3.5
Verizon Communications, Inc.		3.4
Johnson & Johnson		3.3
Eli Lilly & Co.		3.3
Emerson Electric Co.		3.3
Total Fund Holdings	30

Sector Allocation (% Equities)
Industrials		15.1
Health Care		14.6
Consumer Staples		12.6
Materials		10.6
Utilities		9.7
Information Technology		8.9
Consumer Discretionary		6.8
Telecommunication Services		6.4
Real Estate		6.3
Energy		6.0
Financials		3.0

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.96%
Consumer Discretionary - 9.26%
Internet & Direct Marketing Retail - 2.87%
Netflix, Inc.A	340	$61,659

Leisure Products - 3.04%
Hasbro, Inc.	670	65,439

Specialty Retail - 3.35%
Home Depot, Inc.	440	71,966

Total Consumer Discretionary		199,064

Consumer Staples - 14.74%
Food & Staples Retailing - 3.21%
Sysco Corp.	1,280	69,056

Household Products - 8.92%
Church & Dwight Co., Inc.	1,260	61,047
Clorox Co.	494	65,163
Colgate-Palmolive Co.	901	65,638

		191,848

Tobacco - 2.61%
Altria Group, Inc.	883	56,000

Total Consumer Staples		316,904

Financials - 8.08%
Capital Markets - 8.08%
Moody’s Corp.	621	86,449
S&P Global, Inc.	558	87,221

		173,670

Total Financials		173,670

Health Care - 2.91%
Biotechnology - 2.91%
Biogen, Inc.A	200	62,624

Industrials - 16.53%
Aerospace & Defense - 7.67%
Boeing Co.	380	96,599
Lockheed Martin Corp.	220	68,264

		164,863

Air Freight & Logistics - 3.10%
Expeditors International of Washington, Inc.	1,115	66,744

Airlines - 3.04%
Southwest Airlines Co.	1,167	65,329

Professional Services - 2.72%
Dun & Bradstreet Corp.	502	58,438

Total Industrials		355,374

Information Technology - 35.68%
Communications Equipment - 2.76%
F5 Networks, Inc.A	493	59,436

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.96% (continued)
Information Technology - 35.68% (continued)
Internet Software & Services - 9.75%
Alphabet, Inc., Class AA	65	$63,292
Facebook, Inc., Class AA	420	71,765
VeriSign, Inc.A	700	74,473

		209,530

IT Services - 7.13%
Mastercard, Inc., Class A	571	80,625
Visa, Inc., Class A	690	72,616

		153,241

Semiconductors & Semiconductor Equipment - 9.79%
Applied Materials, Inc.	1,350	70,322
KLA-Tencor Corp.	645	68,370
Texas Instruments, Inc.	802	71,891

		210,583

Software - 3.38%
Intuit, Inc.	511	72,634

Technology Hardware, Storage & Peripherals - 2.87%
Apple, Inc.	400	61,648

Total Information Technology		767,072

Materials - 7.42%
Chemicals - 3.59%
LyondellBasell Industries N.V., Class A	780	77,259

Containers & Packaging - 3.83%
Avery Dennison Corp.	837	82,311

Total Materials		159,570

Telecommunication Services - 3.34%
Diversified Telecommunication Services - 3.34%
Verizon Communications, Inc.	1,453	71,909

Total Common Stocks (Cost $1,954,199)		2,106,187

SHORT-TERM INVESTMENTS - 1.33% (Cost $28,576)
Investment Companies - 1.33%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	28,576	28,576

TOTAL INVESTMENTS - 99.29% (Cost $1,982,775)		2,134,763
ASSETS, NET OF OTHER LIABILITIES - 0.71%		15,199

TOTAL NET ASSETS - 100.00%		$2,149,962

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	7-day yield.
C	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

Alpha Quant Quality Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,106,187	$—	$—	$2,106,187
Short-Term Investments	28,576	—	—	28,576

Total Investments in Securities - Assets	$2,134,763	$—	$—	$2,134,763

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Boeing Co.		4.5
S&P Global, Inc.		4.1
Moody’s Corp.		4.0
Avery Dennison Corp.		3.8
Mastercard, Inc.		3.8
LyondellBasell Industries N.V.		3.6
VeriSign, Inc.		3.5
Intuit, Inc.		3.4
Visa, Inc.		3.4
Home Depot, Inc.		3.3
Total Fund Holdings	30

Sector Allocation (% Equities)
Information Technology		36.4
Industrials		16.9
Consumer Staples		15.1
Consumer Discretionary		9.4
Financials		8.2
Materials		7.6
Telecommunication Services		3.4
Health Care		3.0

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.67%
Consumer Staples - 18.02%
Food & Staples Retailing - 8.92%
CVS Health Corp.	791	$64,324
Wal-Mart Stores, Inc.	891	69,623
Walgreens Boots Alliance, Inc.	800	61,776

		195,723

Food Products - 9.10%
Conagra Brands, Inc.	1,950	65,793
JM Smucker Co.	600	62,958
Tyson Foods, Inc., Class A	1,006	70,872

		199,623

Total Consumer Staples		395,346

Energy - 6.11%
Oil, Gas & Consumable Fuels - 6.11%
Exxon Mobil Corp.	800	65,584
Valero Energy Corp.	890	68,468

		134,052

Total Energy		134,052

Health Care - 26.70%
Biotechnology - 6.70%
Amgen, Inc.	422	78,682
Gilead Sciences, Inc.	842	68,219

		146,901

Health Care Providers & Services - 17.07%
AmerisourceBergen Corp.	794	65,704
Centene Corp.A	930	89,996
Cigna Corp.	454	84,871
Express Scripts Holding Co.A	1,048	66,359
McKesson Corp.	440	67,588

		374,518

Pharmaceuticals - 2.93%
Pfizer, Inc.	1,800	64,260

Total Health Care		585,679

Industrials - 10.39%
Aerospace & Defense - 4.57%
Boeing Co.	394	100,159

Airlines - 2.82%
Alaska Air Group, Inc.	810	61,779

Construction & Engineering - 3.00%
Jacobs Engineering Group, Inc.	1,131	65,903

Total Industrials		227,841

Information Technology - 30.07%
Communications Equipment - 8.93%
Cisco Systems, Inc.	2,037	68,504
F5 Networks, Inc.A	548	66,067

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.67% (continued)
Information Technology - 30.07% (continued)
Communications Equipment - 8.93% (continued)
Juniper Networks, Inc.	2,200	$61,226

		195,797

IT Services - 3.57%
Teradata Corp.A	2,319	78,359

Technology Hardware, Storage & Peripherals - 17.57%
Apple, Inc.	530	81,684
HP, Inc.	4,067	81,177
NetApp, Inc.	1,711	74,873
Western Digital Corp.	868	74,995
Xerox Corp.	2,185	72,739

		385,468

Total Information Technology		659,624

Materials - 6.38%
Chemicals - 3.18%
LyondellBasell Industries N.V., Class A	705	69,830

Metals & Mining - 3.20%
Newmont Mining Corp.	1,869	70,106

Total Materials		139,936

Total Common Stocks (Cost $1,978,994)		2,142,478

SHORT-TERM INVESTMENTS - 2.08% (Cost $45,582)
Investment Companies - 2.08%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	45,582	45,582

TOTAL INVESTMENTS - 99.75% (Cost $2,024,576)		2,188,060
ASSETS, NET OF OTHER LIABILITIES - 0.25%		5,543

TOTAL NET ASSETS - 100.00%		$2,193,603

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	7-day yield.
C	The Fund is affiliated by having the same investment advisor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

Alpha Quant Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,142,478	$—	$—	$2,142,478
Short-Term Investments	45,582	—	—	45,582

Total Investments in Securities - Assets	$2,188,060	$—	$—	$2,188,060

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Boeing Co.		4.6
Centene Corp.		4.1
Cigna Corp.		3.9
Apple, Inc.		3.7
HP, Inc.		3.7
Amgen, Inc.		3.6
Teradata Corp.		3.6
Western Digital Corp.		3.4
NetApp, Inc.		3.4
Xerox Corp.		3.3
Total Fund Holdings	30

Sector Allocation (% Equities)
Information Technology		30.8
Health Care		27.3
Consumer Staples		18.5
Industrials		10.6
Materials		6.5
Energy		6.3

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 90.09%
Consumer Discretionary - 33.61%
Automobiles - 3.01%
General Motors Co.	2,300	$92,874

Hotels, Restaurants & Leisure - 5.37%
Caesars Entertainment Corp.A	12,400	165,540

Media - 15.33%
CBS Corp., Class B, NVDR	2,500	145,000
Discovery Communications, Inc.A	7,400	149,924
Live Nation Entertainment, Inc.A	700	30,485
Walt Disney Co.	1,500	147,855

		473,264

Specialty Retail - 5.03%
Urban Outfitters, Inc.A	6,500	155,350

Textiles, Apparel & Luxury Goods - 4.87%
Hanesbrands, Inc.	6,100	150,304

Total Consumer Discretionary		1,037,332

Energy - 5.99%
Oil, Gas & Consumable Fuels - 5.99%
Devon Energy Corp.	2,500	91,775
WPX Energy, Inc.A	8,100	93,150

		184,925

Total Energy		184,925

Financials - 7.59%
Banks - 7.59%
Bank of America Corp.	5,400	136,836
Regions Financial Corp.	6,400	97,472

		234,308

Total Financials		234,308

Health Care - 9.51%
Pharmaceuticals - 9.51%
Merck & Co., Inc.	2,300	147,269
Pfizer, Inc.	4,100	146,370

		293,639

Total Health Care		293,639

Industrials - 2.75%
Building Products - 2.75%
USG Corp.A	2,600	84,890

Information Technology - 21.36%
Electronic Equipment, Instruments & Components - 6.76%
Corning, Inc.	3,500	104,720
Knowles Corp.A	6,800	103,836

		208,556

IT Services - 4.85%
First Data Corp., Class AA	8,300	149,732

Semiconductors & Semiconductor Equipment - 2.03%
Entegris, Inc.A	1,100	31,735

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 90.09% (continued)
Information Technology - 21.36% (continued)
Semiconductors & Semiconductor Equipment - 2.03% (continued)
Versum Materials, Inc.	800	$31,056

		62,791

Software - 4.73%
FireEye, Inc.A	8,700	145,899

Technology Hardware, Storage & Peripherals - 2.99%
Apple, Inc.	600	92,472

Total Information Technology		659,450

Materials - 9.28%
Chemicals - 9.28%
Axalta Coating Systems Ltd.A	4,600	133,032
Mosaic Co.	7,100	153,289

		286,321

Total Materials		286,321

Total Common Stocks (Cost $2,696,231)		2,780,865

SHORT-TERM INVESTMENTS - 7.53% (Cost $232,442)
Investment Companies - 7.53%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	232,442	232,442

TOTAL INVESTMENTS - 97.62% (Cost $2,928,673)		3,013,307
ASSETS, NET OF OTHER LIABILITIES - 2.38%		73,475

TOTAL NET ASSETS - 100.00%		$3,086,782

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	7-day yield.
C	The Fund is affiliated by having the same investment advisor.

NVDR - Non Voting Depositary Receipt.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,780,865	$—	$—	$2,780,865
Short-Term Investments	232,442	—	—	232,442

Total Investments in Securities - Assets	$3,013,307	$—	$—	$3,013,307

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Caesars Entertainment Corp.		5.4
Urban Outfitters, Inc.		5.0
Mosaic Co.		5.0
Hanesbrands, Inc.		4.9
Discovery Communications, Inc.		4.9
First Data Corp.		4.9
Walt Disney Co.		4.8
Merck & Co., Inc.		4.8
Pfizer, Inc.		4.7
FireEye, Inc.		4.7
Total Fund Holdings	24

Sector Allocation (% Equities)
Consumer Discretionary		37.3
Information Technology		23.7
Health Care		10.6
Materials		10.3
Financials		8.4
Energy		6.6
Industrials		3.1

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 92.59%
Consumer Discretionary - 34.45%
Hotels, Restaurants & Leisure - 5.32%
Caesars Entertainment Corp.A	12,400	$165,540

Leisure Products - 4.96%
Acushnet Holdings Corp.	8,700	154,512

Media - 15.06%
AMC Networks, Inc., Class AA	2,600	152,022
Discovery Communications, Inc.A	7,200	145,872
IMAX Corp.A	3,400	77,010
Lions Gate Entertainment Corp., Class BA	2,000	63,580
Live Nation Entertainment, Inc.A	700	30,485

		468,969

Specialty Retail - 4.91%
Urban Outfitters, Inc.A	6,400	152,960

Textiles, Apparel & Luxury Goods - 4.20%
Hanesbrands, Inc.	5,300	130,592

Total Consumer Discretionary		1,072,573

Energy - 4.98%
Oil, Gas & Consumable Fuels - 4.98%
WPX Energy, Inc.A	13,500	155,250

Financials - 2.59%
Banks - 2.59%
Regions Financial Corp.	5,300	80,719

Industrials - 15.77%
Aerospace & Defense - 6.74%
BWX Technologies, Inc.	1,100	61,622
DigitalGlobe, Inc.A	4,200	148,050

		209,672

Building Products - 2.62%
USG Corp.A	2,500	81,625

Professional Services - 4.86%
Dun & Bradstreet Corp.	1,300	151,333

Trading Companies & Distributors - 1.55%
NOW, Inc.A	3,500	48,335

Total Industrials		490,965

Information Technology - 18.11%
Electronic Equipment, Instruments & Components - 4.16%
FLIR Systems, Inc.	700	27,237
Knowles Corp.A	6,700	102,309

		129,546

Internet Software & Services - 2.44%
ChannelAdvisor Corp.A	6,600	75,900

IT Services - 4.81%
First Data Corp., Class AA	8,300	149,732

Semiconductors & Semiconductor Equipment - 2.02%
Entegris, Inc.A	1,100	31,735

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 92.59% (continued)
Information Technology - 18.11% (continued)
Semiconductors & Semiconductor Equipment - 2.02% (continued)
Versum Materials, Inc.	800	$31,056

		62,791

Software - 4.68%
FireEye, Inc.A	8,700	145,899

Total Information Technology		563,868

Materials - 16.69%
Chemicals - 13.56%
Axalta Coating Systems Ltd.A	4,600	133,032
Mosaic Co.	7,100	153,289
Valvoline, Inc.	5,800	136,010

		422,331

Metals & Mining - 3.13%
Compass Minerals International, Inc.	1,500	97,350

Total Materials		519,681

Total Common Stocks (Cost $2,770,720)		2,883,056

SHORT-TERM INVESTMENTS - 5.07% (Cost $157,821)
Investment Companies - 5.07%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	157,821	157,821

TOTAL INVESTMENTS - 97.66% (Cost $2,928,541)		3,040,877
ASSETS, NET OF OTHER LIABILITIES - 2.34%		72,783

TOTAL NET ASSETS - 100.00%		$3,113,660

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	7-day yield.
C	The Fund is affiliated by having the same investment advisor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,883,056	$—	$—	$2,883,056
Short-Term Investments	157,821	—	—	157,821

Total Investments in Securities - Assets	$3,040,877	$—	$—	$3,040,877

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Caesars Entertainment Corp.		5.3
WPX Energy, Inc.		5.0
Acushnet Holdings Corp.		5.0
Mosaic Co.		4.9
Urban Outfitters, Inc.		4.9
AMC Networks, Inc.		4.9
Dun & Bradstreet Corp.		4.9
First Data Corp.		4.8
DigitalGlobe, Inc.		4.8
FireEye, Inc.		4.7
Total Fund Holdings	27

Sector Allocation (% Equities)
Consumer Discretionary		37.2
Information Technology		19.6
Materials		18.0
Industrials		17.0
Energy		5.4
Financials		2.8

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 9.17%
Basic Materials - 0.98%
Aleris International, Inc., 9.500%, Due 4/1/2021A		$160,000	$170,400

Communications - 1.41%
CSC Holdings LLC, 10.875%, Due 10/15/2025A		200,000	247,250

Consumer, Cyclical - 2.67%
American Greetings Corp., 7.875%, Due 2/15/2025A		150,000	162,375
JC Penney Corp., Inc.,
5.650%, Due 6/1/2020		25,000	24,562
5.875%, Due 7/1/2023A		75,000	75,750
PetSmart, Inc.,
7.125%, Due 3/15/2023A		150,000	116,970
5.875%, Due 6/1/2025A		100,000	87,250

			466,907

Consumer, Non-Cyclical - 1.79%
Avon International Operations, Inc., 7.875%, Due 8/15/2022A		75,000	77,813
CHS/Community Health Systems, Inc.,
7.125%, Due 7/15/2020		125,000	112,813
6.250%, Due 3/31/2023		125,000	122,812

			313,438

Energy - 2.32%
Antero Resources Corp., 5.125%, Due 12/1/2022		50,000	51,125
Cheniere Energy Partners LP, 5.250%, Due 10/1/2025A		100,000	102,250
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, Due 11/29/2024A		175,000	176,750
Ultra Resources, Inc., 6.875%, Due 4/15/2022A		75,000	76,500

			406,625

Total Corporate Obligations (Cost $1,646,583)			1,604,620

FOREIGN CORPORATE OBLIGATIONS - 58.54%
Basic Materials - 2.46%
Lecta S.A., 6.500%, Due 8/1/2023B	EUR	170,000	211,439
Suzano Austria GmbH, 7.000%, Due 3/16/2047A		200,000	218,480

			429,919

Communications - 3.08%
VTR Finance B.V., 6.875%, Due 1/15/2024B		200,000	211,780
Wind Acquisition Finance S.A.,
4.000%, Due 7/15/2020B	EUR	100,000	119,419
7.375%, Due 4/23/2021A		200,000	208,000

			539,199

Consumer, Cyclical - 1.30%
Intralot Capital Luxembourg S.A., 5.250%, Due 9/15/2024B	EUR	100,000	119,320
New Look Secured Issuer PLC, 6.500%, Due 7/1/2022B	GBP	120,000	108,540

			227,860

Consumer, Non-Cyclical - 1.25%
Kernel Holding S.A., 8.750%, Due 1/31/2022B		200,000	219,400

Energy - 4.08%
Gazprom OAO Via Gaz Capital S.A., 4.250%, Due 4/6/2024B	GBP	120,000	167,232
Petrobras Global Finance B.V., 6.250%, Due 12/14/2026	GBP	100,000	141,342
Petroleos Mexicanos, 3.750%, Due 2/21/2024B	EUR	120,000	150,826

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 58.54% (continued)
Energy - 4.08% (continued)
Transocean Phoenix 2 Ltd., 7.750%, Due 10/15/2024A		$237,500	$255,313

			714,713

Financial - 44.61%
Aareal Bank AG, 7.625%, Due 4/30/2020, (1-Yr. EUR Swap + 7.180%)B C	EUR	200,000	252,927
Assicurazioni Generali SpA, 6.416%, Due 2/8/2022, (3 mo. GBP LIBOR + 2.200%)C	GBP	100,000	145,725
AXA S.A., 6.463%, Due 12/14/2018, (3 mo. USD LIBOR + 1.449%)B C		145,000	148,444
Banco Mercantil del Norte S.A., 5.750%, Due 10/4/2031, (5-Yr. CMT + 4.447%)B C		200,000	206,296
Barclays PLC, 7.250%, Due 3/15/2023, (5-Yr. GBP Swap + 6.462%)B C	GBP	200,000	288,138
BNP Paribas S.A., 6.500%, Due 12/6/2017		200,000	204,500
Bracken MidCo1 PLC, 10.500%, Due 11/15/2021, PIK (11.250%)B	GBP	100,000	142,575
Cabot Financial Luxembourg S.A., 7.500%, Due 10/1/2023B	GBP	200,000	291,450
CaixaBank S.A., 6.750%, Due 6/13/2024, (5-Yr. Annual EUR Swap + 6.498%)B C	EUR	200,000	250,879
Coventry Building Society, 6.375%, Due 11/1/2019, (5-Yr. GBP Swap + 4.113%)B C	GBP	200,000	275,370
Credit Suisse Group AG, 7.500%, Due 12/11/2023, (5-Yr. Semi-Annual USD Swap + 4.598%)B C		200,000	226,002
ELM BV for Swiss Reinsurance Co., Ltd., 6.302%, Due 5/25/2019, (6 mo. GBP LIBOR + 2.120%)B C	GBP	100,000	143,179
Garfunkelux Holdco 3 S.A., 8.500%, Due 11/1/2022B	GBP	200,000	288,797
Hiscox Ltd., 6.125%, Due 11/24/2045, (3 mo. GBP LIBOR + 5.076%)B C	GBP	120,000	183,698
Intesa Sanpaolo SpA, 5.017%, Due 6/26/2024A		200,000	203,321
Jerrold Finco PLC, 6.125%, Due 1/15/2024B	GBP	150,000	207,041
Just Group PLC, 9.000%, Due 10/26/2026B	GBP	100,000	168,746
Legal & General Group PLC, 5.875%, Due 4/1/2019, (5-Yr. UK Government Bond + 2.330%)C	GBP	120,000	169,644
Liverpool Victoria Friendly Society Ltd., 6.500%, Due 5/22/2043, (5-Yr. UK Government Bond + 5.630%)B C	GBP	150,000	223,585
Lloyds Bank PLC, 13.000%, Due 1/21/2029, (5-Yr. UK Government Bond + 13.400%)C	GBP	100,000	252,590
Nationwide Building Society,
6.875%, Due 6/20/2019, (5-Yr. GBP Swap + 4.880%)B C	GBP	300,000	415,869
10.250%, Due 12/20/2017, Series CCDSB	GBP	121,700	253,586
Old Mutual PLC, 8.000%, Due 6/3/2021B	GBP	100,000	153,773
Paragon Group of Cos PLC, 7.250%, Due 9/9/2026, (5-Yr. GBP Swap + 6.731%)B C	GBP	200,000	287,095
Pension Insurance Corp., PLC, 8.000%, Due 11/23/2026B	GBP	150,000	245,642
Phoenix Group Holdings, 6.625%, Due 12/18/2025B	GBP	150,000	236,428
Rothesay Life PLC, 8.000%, Due 10/30/2025B	GBP	150,000	232,155
Royal Bank of Scotland Group PLC,
6.990%, Due 10/5/2017, (3 mo. USD LIBOR + 2.670%)B C		100,000	113,750
2.001%, Due 12/31/2017, (3 mo. EUR EURIBOR + 2.330%)B C	EUR	150,000	170,892
Scottish Widows Ltd., 5.500%, Due 6/16/2023B	GBP	100,000	149,309
Shawbrook Group PLC, 8.500%, Due 10/28/2025B	GBP	150,000	211,671
Society of Lloyd’s, 4.875%, Due 2/7/2047, (3 mo. GBP LIBOR + 4.479%)B C	GBP	100,000	144,630
Standard Chartered PLC, 7.750%, Due 4/2/2023, (5-Yr. Semi-Annual USD Swap + 5.723%)B C		200,000	216,250
Turkiye Garanti Bankasi A/S, 5.875%, Due 3/16/2023B		200,000	208,927
UniCredit International Bank Luxembourg S.A., 8.593%, Due 6/27/2018, (3 mo. GBP LIBOR + 3.950%)B C	GBP	150,000	211,050
Virgin Money Holdings UK PLC, 8.750%, Due 11/10/2021, (5-Yr. GBP Swap + 7.930%)B C	GBP	200,000	282,037

			7,805,971

Industrial - 1.08%
ARD Finance S.A., 6.625%, Due 9/15/2023, PIK (7.375%)	EUR	150,000	188,809

Utilities - 0.68%
Viridian Power & Energy Ltd., 4.000%, Due 9/15/2025B	EUR	100,000	118,470

Total Foreign Corporate Obligations (Cost $9,539,001)			10,244,341

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN SOVEREIGN OBLIGATIONS - 8.64%
Australia Government Bond,
5.750%, Due 5/15/2021, Series 124B	AUD	925,000	$814,466
2.000%, Due 12/21/2021, Series 151B	AUD	901,000	698,065

Total Foreign Sovereign Obligations (Cost $1,523,929)			1,512,531

ASSET-BACKED OBLIGATIONS - 10.89%
Dryden 44 Euro CLO B.V., 6.500%, Due 7/15/2030, 2015-44X E, (6 mo. EUR EURIBOR + 6.500%)B C	EUR	150,000	179,494
GLG Euro CLO II DAC,
6.550%, Due 1/15/2030, 2X E, (3 mo. EUR EURIBOR + 6.550%)B C	EUR	200,000	240,010
8.750%, Due 1/15/2030, 2X F, (3 mo. EUR EURIBOR + 8.750%)B C	EUR	200,000	240,278
Jubilee CLO B.V.,
4.669%, Due 1/15/2028, 2014-14X E, (3 mo. EUR EURIBOR + 5.000%)B C	EUR	400,000	472,879
8.400%, Due 10/15/2029, 2016-17A F, (3 mo. EUR EURIBOR + 8.400%)A C	EUR	250,000	298,426
St Pauls CLO II Ltd., 5.171%, Due 2/15/2030, 2X ERNE, (3 mo. EUR EURIBOR + 5.500%)B C	EUR	200,000	237,500
Tymon Park CLO Ltd., 5.700%, Due 1/21/2029, 1X D, (3 mo. EUR EURIBOR + 5.700%)B C	EUR	200,000	237,086

Total Asset-Backed Obligations (Cost $1,704,425)			1,905,673

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.49% (Cost $236,680)
Warwick Finance Residential Mortgages No Two PLC, 2.829%, Due 9/21/2049, 2 F, (3 mo. GBP LIBOR + 2.500%)B C	GBP	200,000	260,005

U.S. TREASURY OBLIGATIONS - 6.56%
U.S. Treasury Notes/Bonds,
0.875%, Due 3/31/2018		$1,055,000	1,053,102
1.125%, Due 6/15/2018		95,000	94,896

Total U.S. Treasury Obligations (Cost $1,148,309)			1,147,998

		Shares
SHORT-TERM INVESTMENTS - 5.22% (Cost $912,793)
Investment Companies - 5.22%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%D E		912,793	912,793

TOTAL INVESTMENTS - 100.51% (Cost $16,711,720)			17,587,961
LIABILITIES, NET OF OTHER ASSETS - (0.51%)			(89,067)

TOTAL NET ASSETS - 100.00%			$17,498,894

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.
A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,476,848 or 14.15% of net assets. The Fund has no right to demand registration of these securities.
B	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
C	Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on September 30, 2017.
D	7-day yield.
E	The Fund is affiliated by having the same investment advisor.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

Forward Currency Contracts Open on September 30, 2017:

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	6,237,648	GBP	6,034,618	10/4/2017	SSB	$—	$(203,030)	$(203,030)
USD	3,697,325	EUR	3,728,945	10/4/2017	SSB	31,620	—	31,620
USD	847,405	AUD	859,116	10/4/2017	SSB	11,711	—	11,711
USD	340,390	AUD	347,217	10/4/2017	SSB	6,827	—	6,827
USD	328,595	AUD	335,997	10/4/2017	SSB	7,402	—	7,402
USD	231,861	GBP	229,579	10/4/2017	SSB	—	(2,282)	(2,282)
USD	125,482	EUR	126,659	10/4/2017	SSB	1,177	—	1,177
USD	118,091	EUR	119,838	10/4/2017	SSB	1,747	—	1,747
USD	30,540	AUD	30,878	10/4/2017	SSB	338	—	338
USD	20,101	GBP	20,372	10/4/2017	SSB	271	—	271

						$61,093	$(205,312)	$(144,219)

Glossary:

Counterparty Abbreviations:

SSB	State Street Bank & Trust Co.

Currency Abbreviations:

AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2017, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$—	$1,604,620	$—	$1,604,620
Foreign Corporate Obligations	—	10,244,341	—	10,244,341
Foreign Sovereign Obligations	—	1,512,531	—	1,512,531
Asset-Backed Obligations	—	1,905,673	—	1,905,673
Collateralized Mortgage Obligations	—	260,005	—	260,005
U.S. Treasury Obligations	—	1,147,998	—	1,147,998
Short-Term Investments	912,793	—	—	912,793

Total Investments in Securities - Assets	$912,793	$16,675,168	$—	$17,587,961

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$61,093	$—	$61,093

Total Financial Derivative Instruments - Assets	$—	$61,093	$—	$61,093

Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(205,312)	$—	$(205,312)

Total Financial Derivative Instruments - Liabilities	$—	$(205,312)	$—	$(205,312)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds 0.875%, Due 3/31/2018		6.0
Australia Government Bond 5.750%, Due 5/15/2021		4.7
Australia Government Bond 2.000%, Due 12/21/2021		4.0
Jubilee CLO B.V. 4.669%, Due 1/15/2028		2.7
Nationwide Building Society 6.875%, Due 6/20/2019		2.4
Jubilee CLO B.V. 8.400%, Due 10/15/2029		1.7
Cabot Financial Luxembourg S.A. 7.500%, Due 10/1/2023		1.7
Garfunkelux Holdco 3 S.A. 8.500%, Due 11/1/2022		1.7
Barclays PLC 7.250%, Due 3/15/2023		1.6
Paragon Group of Cos PLC, 7.250%, Due 9/9/2026		1.6
Total Fund Holdings	76

Sector Allocation (% Fixed Income)
Financial		46.8
Asset-Backed Obligations		11.4
Foreign Sovereign Obligations		9.1
U.S. Treasury Obligations		6.9
Energy		6.7
Communications		4.7
Consumer, Cyclical		4.2
Basic Materials		3.6
Consumer, Non-Cyclical		3.2
Collateralized Mortgage Obligations		1.6
Industrial		1.1
Utilities		0.7

See accompanying notes

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. As of September 30, 2017, the Trust consists of thirty-four active series, eight of which are presented in this filing: American Beacon ARK Transformational Innovation Fund, American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, American Beacon Alpha Quant Value Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, and American Beacon TwentyFour Strategic Income Fund (collectively the “Funds” and each individually a “Fund”). The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end management investment companies. The American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund are diversified and the American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, and American Beacon TwentyFour Strategic Income Fund are non-diversified. The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

The Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund commenced operations September 12, 2017 with three classes: Institutional Class, Y Class, and Investor Class.

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks preferred stocks, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, U.S. government agencies, and U.S. Treasury obligations are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities and Other Investments

American Depositary Receipts (“ADRs”) and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Bitcoin

The Fund may invest in a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Foreign Securities

The Funds may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended September 30, 2017 are disclosed in the Notes to the Schedule of Investments.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price).

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Currency Contracts

The TwentyFour Strategic Income Fund may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended September 30, 2017, the TwentyFour Strategic Income Fund entered into forward currency contracts primarily for return enhancement and hedging.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, including CMOs, are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Funds.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The sub-advisor’s investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Funds can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Funds’ securities could affect the Funds’ performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to investment and market risk. The Funds’ investments in equity securities may include common stocks. Investing in such securities may expose the funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other diversified funds.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Forward Currency Contracts Risk

Forward currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward currency contract.

Interest Rate Risk

The TwentyFour Strategic Income Fund are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016 and March 2017 and has signaled additional increases in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Liquidity Risk

Liquidity risk is the risk that the Funds may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Funds currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Funds to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Funds may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Funds. In some cases, due to unanticipated levels of illiquidity the Funds may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The ARK Transformational Innovation, Shapiro Equity Opportunities, Shapiro SMID Cap Equity, and TwentyFour Strategic Income Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Sector Risk

When the Funds focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Funds were invested more evenly across sectors.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Sovereign and Quasi Sovereign Debt Risk

The TwentyFour Strategic Income Fund normally will have investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient

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Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, Federal Home Loan Bank (“FHLB”), Federal Farm Credit Bank (“FFCB”), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Securities Lending

The ARK Transformational Innovation Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedules of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of September 30, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received		Total Collateral Received
ARK Transformational Innovation	$423,016	$433,878	$	–	$433,878

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2017 (Unaudited)

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities. Each tax period remains open for four years and is subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of September 30, 2017, the Funds’ cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARK Transformational Innovation	$6,376,507	$1,508,060	$(20,010)	$1,488,050
Alpha Quant Core	1,990,346	182,087	(28,995)	153,092
Alpha Quant Dividend	2,012,155	127,927	(61,921)	66,006
Alpha Quant Quality	1,982,775	186,614	(34,626)	151,988
Alpha Quant Value	2,024,576	198,336	(34,852)	163,484
Shapiro Equity Opportunities	2,928,673	96,475	(11,841)	84,634
Shapiro SMID Cap Equity	2,928,541	117,689	(5,353)	112,336
TwentyFour Strategic Income	16,711,720	1,044,063	(312,041)	732,022

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the period ended June 30, 2017, the Funds have the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards
Alpha Quant Core	$5,964
Alpha Quant Quality	10,733
Alpha Quant Value	6,071

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 29, 2017

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: November 29, 2017